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                                                                   EXHIBIT 23(a)


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in the Registration Statements No. 33-8388, No. 33-30981, No. 33-41958, No. 33-47893, No. 333-1191, and No.
333-15857 of Buffets, Inc. on Form S-8 and in Registration Statement No. 333-663 of Buffets, Inc. on Form S-3 of our report dated February 19, 1997, incorporated by reference in the Annual Report on Form 10-K of Buffets, Inc. for the fiscal year ended January 1, 1997.


/s/ Deloitte & Touche LLP


Minneapolis, Minnesota
March 25, 1997